SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2004

HOLLY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-03876	75-1056913
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

100 Crescent Court,		75201-6927
Suite 1600		(Zip code)
Dallas, Texas
(Address of principal
executive offices)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 — Press Release of the Company issued August 4, 2004.*

Item 12. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

     On August 4, 2004, Holly Corporation (the “Company”) issued a press release announcing the Company’s second quarter of 2004 results. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President and Chief Financial Officer

Date: August 5, 2004

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
99.1	—	Press Release of the Company issued August 4, 2004.